RYDEX SERIES FUNDS
Long Short Interest Rate Strategy Fund
Supplement dated August 12, 2011
to the A-Class Shares, C-Class Shares and Institutional Class Shares Prospectus
dated August 1, 2011 for the Fund listed above
This supplement provides new and additional information beyond that contained in the A-Class Shares, C-Class Shares and Institutional Class Shares Prospectus dated August 1, 2011 (the “Prospectus”) for the Fund listed above (the “Fund”) and should be read in conjunction with the Prospectus.

On the cover page of the Prospectus, the Ticker Symbol listed for A-Class Shares of the Fund is deleted and replaced with the following:
(A-Class: RYBSX)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SERACI-SUP1-0811x0812